UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2024, Bruker Corporation (the “Company”) adopted the Amended and Restated Bylaws (as so amended and restated, the “A&R Bylaws”), effective immediately following the Company’s 2024 Annual Meeting of Stockholders. The A&R Bylaws, among other things: revise and enhance certain procedures and disclosure requirements set forth in the advanced notice by-law provision in connection with stockholder nominations of directors and submission of stockholder proposals; clarify that the Company is not required to indemnify or advance expenses to any person in connection with certain specified instances; add a forum selection clause that requires (i) certain proceedings to be exclusively brought in the Court of Chancery of the State of Delaware, or other courts of competent jurisdiction within the State of Delaware or the United States District for the District of Delaware and; (ii) the federal district courts of the United States to be the exclusive forum for the resolution of any complaint asserting a cause of action involving the Company and arising under the Securities Act of 1933, as amended; and reflect other administrative, modernizing, clarifying and conforming changes.

The foregoing description of the A&R Bylaws does not purport to be complete and is qualified entirely by reference to the full text of the A&R Bylaws, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2024 Annual Meeting of Stockholders on May 30, 2024. The proposals submitted by the Board to a vote of the stockholders, and the results of the voting on each proposal, are indicated below.

Proposal No. 1 - Election of Directors

Nominees for Class III director:	For	Withheld	Broker Non-Votes
William A. Linton, Ph.D.	105,689,199	19,302,176	16,264,470
Adelene Q. Perkins	122,089,408	2,901,967	16,264,470
Robert J. Rosenthal, Ph.D.	122,064,485	2,926,890	16,264,470

Proposal No. 2 - Advisory Vote on the 2023 Compensation of Named Executive Officers

The proposal to approve, on an advisory basis, the 2023 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
119,998,889	4,800,924	191,562	16,264,470

Proposal No. 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was approved based on the following votes:

For	Against	Abstain
140,831,198	393,353	31,294

-Bruker Confidential-

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Number	Description

	3.1	Amended and Restated Bylaws of Bruker Corporation.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

-Bruker Confidential-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: May 30, 2024	By:	/s/ GERALD N. HERMAN
Gerald N. Herman
Executive Vice President and Chief Financial Officer

-Bruker Confidential-